                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    Section 240.14a-11(c) or
    Section 240.14a-12

                              AIM INVESTMENT FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

                              AIM INVESTMENT FUNDS
                            AIM GLOBAL RESOURCES FUND

             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS:

         AIM Investment Funds (the Trust) is holding a special meeting of shareholders on August 17, 2001 at 3:00 p.m., Central Time. The place of the meeting is the Trust's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         The Trust, a Delaware business trust, consists of nine series portfolios. This notice and the accompanying proxy statement relate to one of these series, AIM Global Resources Fund (the Fund). The purposes of the meeting are as follows:

(1) To elect twelve trustees of the Trust, each of whom will serve until his or her successor is elected and qualified;

(2) To approve a new investment advisory agreement with A I M Advisors, Inc. for the Fund;

(3)  To approve changing the fundamental investment restrictions of the Fund;

(4)  To approve making the investment objective of the Fund non-fundamental;

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending in 2001; and

(6)  To transact such other business as may properly come before the meeting.

         You may vote at the meeting if you are the record owner of shares of the Fund as of the close of business on May 30, 2001. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify us by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States. You may vote by telephone if you are contacted by Georgeson Shareholder Communications Inc. You may also vote your shares on the Internet at the Trust's website at http://www.aimfunds.com.

         It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

         Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                            /s/ CAROL F. RELIHAN

                                                                Carol F. Relihan
                                                                       Secretary

June    , 2001
     ---

                              AIM INVESTMENT FUNDS
                            AIM GLOBAL RESOURCES FUND

                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                 PROXY STATEMENT
                               DATED       , 2001
                                     ------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2001

WHO IS ASKING FOR MY VOTE?

         The Board of Trustees (the Board) of AIM Investment Funds (the Trust) is sending you this proxy statement (or a similar one) and the enclosed proxy card on behalf of AIM Global Resources Fund (the Fund). The Trust, a Delaware business trust, consists of nine series portfolios. This proxy statement relates to one of these series, the Fund. The Board is soliciting your proxy to vote at the special meeting of shareholders of the Fund (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

         The meeting will be held at the Trust's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central Time, on August 17, 2001. If you expect to attend the meeting in person, please notify the Trust by calling 1-800-952-3502.

WHAT PROPOSALS ARE BEING VOTED ON?

         The following table summarizes each proposal to be presented at the meeting requiring shareholder approval:

                    PROPOSAL

                    1.   Election of members to the Trust's Board of Trustees

                    2. Approval of a new investment advisory agreement with A I M Advisors, Inc.

                    3. Approval of changing the Fund's fundamental restrictions

                    4. Approval making the Fund's investment objective non-fundamental

                    5. Ratify the Board's selection of independent accountants

                    6. Consideration of other matters properly coming before the meeting

WHO IS ELIGIBLE TO VOTE?

         The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about ________, 2001, to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest in any class of the Fund at the close of business on May 30, 2001 (the record date) are entitled to vote. Shareholders of other portfolio series of the Trust are also entitled to vote at the meeting. The vote on Proposal 1 will be by all shareholders of the Trust; all other votes will be by shareholders of the Fund. Each share of beneficial interest in the Fund that you own entitles you to one vote on each proposal set forth in the table above (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

Voting by Proxy

         Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

         The Board has named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card and send it to the Trust in time to vote, your proxies will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxies will vote your shares with respect to Proposals 1 through 5 as recommended by the Board.

         If any other matter is properly presented, your proxies will vote in accordance with his best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

         If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the Trust's secretary in writing before the meeting that you have revoked your proxy.

Voting in Person

         If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

Voting by Telephone

         You may vote by telephone if you are contacted by Georgeson Shareholder Communications Inc.

Voting on the Internet

         You may also vote your shares on the Internet at the Fund's website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

         The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

         A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or governing instrument of the Trust requires the separate approval of the Fund, in which case the holders of one-third of the shares of the Fund entitled to vote on the matter shall constitute a quorum.

         Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 5 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2 through 4, (approving a new advisory agreement for the Fund, changing the Fund's investment restrictions and changing the Fund's investment objective and making it non-fundamental) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2 through 4 because it has not received instructions from you, these shares will be considered broker non-votes.

         Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

         The number of outstanding shares, on the record date, of the Fund and each class of each series of the Trust is in Exhibit A.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

         The affirmative vote of a plurality of votes cast by shareholders of the Trust is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for trustees, the plurality requirement is not a factor.

         The affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to:

         o approve a new advisory agreement with A I M Advisors, Inc. (Proposal 2);

         o approve changing the Fund's fundamental investment restrictions (Proposal 3); and

         o approve making the Fund's investment objective non-fundamental (Proposal 4).

         The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will be considered to be present at the meeting, and will therefore have the same effect of votes against Proposals 2 through 4.

         The affirmative vote of a majority of votes cast is necessary to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants (Proposal 5). For Proposal 5, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

         The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast. Proxies will vote shares in favor of a proposal in favor of an adjournment and will vote shares against a proposal as being against adjournment on that proposal.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

         IF YOU HAVE QUESTIONS CONCERNING THIS PROXY STATEMENT AND/OR ANY OF THE
PROPOSALS, PLEASE CONTACT [             ] AT [              ].

         UPON YOUR REQUEST, THE FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR CALL 1-800-347-4246.

                        PROPOSAL 1: ELECTION OF TRUSTEES

WHO WILL VOTE ON THE ELECTION OF TRUSTEES?

         As noted above, trustees will be elected by a plurality of the shares of the Trust. Proposal 1 will be voted on by the shareholders of all series that constitute the Trust. There are additional shareholders of other series, along with those receiving this proxy statement, who constitute shareholders of the Trust.

WHO ARE THE NOMINEES FOR TRUSTEE?

         For election of trustees at the meeting, the Board has approved the nomination of: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly, II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

         The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current trustees who are not interested persons of the Trust, as defined in the 1940 Act (the independent trustees), may recommend.

         Messrs. Graham and Bayley and Miss Quigley are currently trustees of four investment companies - the Trust, AIM Growth Series, AIM Series Trust and AIM Floating Rate Fund (collectively with their series portfolios, AIM Group I Funds). Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are not currently trustees of the AIM Group I Funds, but each serves as a director/trustee of the following twelve open-end management investment companies advised or managed by A I M Advisors, Inc.
(AIM): AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM Group II Funds; the AIM Group I Funds and the AIM Group II Funds together constitute the AIM Funds). Mr. Graham is currently Chairman, President and director/trustee of the AIM Group II Funds (Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds). No trustee or nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to the Trust.

The following table sets forth information concerning the nominees:

       NAME, ADDRESS AND AGE                  TRUSTEE SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
       *Robert H. Graham (54)                 AIM Investment         Director, President and Chief Executive Officer, A I M
       11 Greenway Plaza                      Funds: 8/31/98         Management Group Inc.; Director and President, A I M
       Suite 100                                                     Advisors, Inc.; Director and Senior Vice President,
       Houston, TX 77046-1173                                        A I M Capital Management, Inc., A I M Distributors,
                                                                     Inc., A I M Fund Services, Inc. and Fund Management
                                                                     Company; and Director and Vice Chairman, AMVESCAP PLC
                                                                     (Parent of AIM and global investment management
                                                                     firm). Director/Trustee of the AIM Group I Funds and
                                                                     the AIM Group II Funds.

       NAME, ADDRESS AND AGE                  TRUSTEE SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
       **Frank S. Bayley (61)                 AIM Investment         Partner, law firm of Baker & McKenzie; Director and
       Two Embarcadero Center                 Funds:  5/30/87        Chairman, Stimson Marina, Inc., a subsidiary of C.D.
       Suite 2400                                                    Stimson Company (a private investment company);
       San Francisco, CA 94111                                       Trustee, The Badgley Funds. Trustee of the AIM Group
                                                                     I Funds.

       **Ruth H. Quigley (66)                 AIM Investment         Private investor; formerly, President, Quigley,
       1055 California Street                 Funds: 5/30/87         Friedlander & Co., Inc. (a financial advisory services
       San Francisco, CA 94108                                       firm). Trustee of the AIM Group I Funds.

       Bruce L. Crockett (57)                          N/A           Chairman, Crockett Technologies Associates (consulting
       906 Frome Lane                                                firm), DataPipe.com, NetSat28, Teletronics; Director,
       McLean, VA 22102                                              ACE Limited (insurance company), Databid.com, IBNET,
                                                                     Multi-Cast Technologies (internet video streaming),
                                                                     Para-Protect Services Inc. (information systems
                                                                     security), University of Rochester Board of Trustees.
                                                                     Formerly, Director, President and Chief Executive
                                                                     Officer, COMSAT Corporation; and Chairman, Board of
                                                                     Governors of INTELSAT (international communications
                                                                     company). Director/Trustee of the AIM Group II Funds.

       ***Owen Daly II (76)                            N/A           Formerly, Director, Cortland Trust, Inc. (investment
       Six Blythewood Road                                           company), CF & I Steel Corp., Monumental Life
       Baltimore, MD 21210                                           Insurance Company and Monumental General Insurance
                                                                     Company; and Chairman of the Board of Equitable
                                                                     Bancorporation.  Director/Trustee of the AIM Group II
                                                                     Funds.

       Albert R. Dowden (59)                           N/A           Chairman of the Board of Directors, Cortland Trust,
       1815 Central Park Drive                                       Inc. (investment company) and DHJ Media, Inc.; and
       P.O. Box 774000-PMB #222                                      Director, Magellan Insurance Company. Formerly,
       Steamboat Springs, CO 80477                                   Director, President and Chief Executive Officer, Volvo
                                                                     Group North America, Inc.; Senior Vice President, AB
                                                                     Volvo; and Director, The Hertz Corporation, Genmar
                                                                     Corporation (boat manufacturer), National Media
                                                                     Corporation and Annuity and Life Re (Holdings), Ltd.,
                                                                     Member of Advisory Board of Rotary Power
                                                                     International. Director/Trustee of the AIM Group II
                                                                     Funds.

       Edward K. Dunn, Jr. (66)                        N/A           Formerly, Chairman of the Board of Directors,
       2 Hopkins Plaza,                                              Mercantile Mortgage Corporation; Vice Chairman of the
       8th Floor, Suite 805                                          Board of Directors, President and Chief Operating
       Baltimore, MD 21201                                           Officer, Mercantile-Safe Deposit & Trust Co.; and
                                                                     President, Mercantile Bankshares.  Director/Trustee of
                                                                     the AIM Group II Funds.

       Jack M. Fields (49)                             N/A           Chief Executive Officer, Twenty First Century Group,
       434 New Jersey Avenue, S.E.                                   Inc. (a governmental affairs company); and Director,
       Washington, D.C. 20003                                        Telscape International and Administaff. Formerly,
                                                                     Member of the U.S. House of Representatives.
                                                                     Director/Trustee of the AIM Group II Funds.

       NAME, ADDRESS AND AGE                  TRUSTEE SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
       ****Carl Frischling (64)                        N/A           Partner, Kramer Levin Naftalis & Frankel LLP (law
       919 Third Avenue                                              firm; Director, Cortland Trust, Inc. and Lazard
       New York, NY 10022                                            Funds. Director/Trustee of the AIM Group II Funds.

       Prema Mathai-Davis (50)                         N/A           Member, Visiting Committee, Harvard University
       370 East 76th Street                                          Graduate School of Education, New School University.
       New York, NY 10021                                            Formerly, Chief Executive Officer, YWCA of the USA;
                                                                     Commissioner, New York City Department of the Aging;
                                                                     and Commissioner, New York City Metropolitan
                                                                     Transportation Authority. Director/Trustee of the AIM
                                                                     Group II Funds.

       Lewis F. Pennock (58)                           N/A           Partner, Pennock & Cooper (law firm).
       6363 Woodway, Suite 825                                       Director/Trustee of the AIM Group II Funds.
       Houston, TX 77057

       Louis S. Sklar (61)                             N/A           Executive Vice President, Development and Operations,
       The Williams Tower                                            Hines Interests Limited Partnership (real estate
       50th Floor                                                    development). Director/Trustee of the AIM Group II
       2800 Post Oak Blvd.                                           Funds.
       Houston, TX 77056


* Mr. Graham is an interested person of AIM and the Trust, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

**       Dates of service based on predecessor funds.

***      The Board has extended Mr. Daly's retirement date to December 31, 2001.

**** Mr. Frischling is counsel to the independent directors/trustees of the AIM Group II Funds.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

         The Board is responsible for the general oversight of the Trust's businesses. The Board periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by each of the Fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the Fund for these services and the overall level of the Fund's operating expenses.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

         Four trustees currently serve on the Board of the Trust. Mr. C. Derek Anderson, the fourth trustee of the AIM Group I Funds, has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Board.

         The Board determined that the work of the Trust required, and would be benefited by, a board larger than three trustees. Moreover, the Board noted the increasing complexity of their tasks and the increasing value of having trustees with a wide variety of backgrounds and experience to help decide the issues faced by the Board.

         Under the 1940 Act, the Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders. Although the three remaining trustees have been elected by shareholders, only one new trustee could be appointed by Board action alone. Thereafter there would be little or no flexibility to appoint a new trustee if one trustee retired, resigned or otherwise ceased his or her service as trustee because there would be an insufficient number of remaining elected trustees. To provide the Board with the flexibility to fill vacancies created when trustees cease their service as trustees, and in light of the fact that only three trustees will remain following the retirement of Mr. Anderson, the Board believes it is appropriate for shareholders to vote on additional trustees.

         The Board has met to discuss Board candidates and has recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of the Trust. In making such recommendation, the Board took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds with whom the Board had met on several occasions. The Board also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Board also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to the Fund, since trustees' fees would be allocated across all funds included in The AIM Family of Funds(R). The Board acknowledged that in order to add nine experienced and qualified trustees from the AIM Group II Funds, the AIM Group I Funds would need to adopt certain policies such as a deferred compensation plan and a retirement plan.

         In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds.

         AIM supports the Board's decision to consolidate the boards of AIM Group I Funds and AIM Group II Funds.

HOW LONG CAN TRUSTEES SERVE ON THE BOARD?

         Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns 72. A trustee of the Trust may resign or be removed for cause by vote of the holders of a majority of the outstanding shares of the Trust at any time. A majority of the Board may extend from time to time the retirement date of a trustee. Consistent with the action of the boards of the AIM Group II Funds, the Board has agreed to extend the retirement date of Mr. Daly to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

         The Board seeks to represent shareholder interests by:

    o reviewing the Fund's investment performance with its portfolio manager and senior management of AIM;

    o reviewing the quality of the various other services provided to the Fund and its shareholders by the Fund's service providers, including AIM and its affiliates;

    o reviewing the fees paid to AIM and its affiliates to ensure that such fees remain fair and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high quality services in the future;

    o monitoring potential conflicts between the Fund and AIM and its affiliates and compliance with regulatory requirements to help ensure that the Fund continues to be managed in the best interests of the shareholders; and

    o monitoring potential conflicts among the Fund and other AIM Funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

         The standing committees of the Board are the Audit Committee and the Nominating Committee. The members of the Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. The Audit Committee is responsible for:

    o considering independent accountants for the Fund and evaluating such accountants' independence, performance and fees;

    o    reviewing audit plans prepared by the Fund's independent accountants;
         and

    o reviewing financial statements contained in annual reports to shareholders with the Fund's independent accountants and management.

         The Nominating Committee is responsible for:

    o considering and nominating individuals to stand for election as independent trustees;

    o reviewing from time to time the compensation payable to the independent trustees; and

    o making recommendations to the Board regarding matters related to governance of the Trust and independent trustee policies, including retirement and ownership of Fund shares.

         The Nominating Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

         The Board typically conducts regular meetings eight times a year. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

         During the fiscal year ended October 31, 2000, the Board held nine meetings, the Audit Committee held seven meetings and the Nominating Committee held ___ meetings. All of the current trustees and Committee members then serving attended at least 75% of the meetings of the Board and, for members thereof, of the Audit Committee and Nominating Committee, held during the most recent fiscal year.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or the Committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee may also serve as a trustee or director of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee/director, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued for each trustee:

                                                RETIREMENT BENEFITS
                      AGGREGATE COMPENSATION     ACCRUED BY ALL AIM      TOTAL COMPENSATION
     TRUSTEE             FROM THE TRUST(1)            FUNDS(2)           FROM ALL AIM FUNDS(3)
     -------          ----------------------    --------------------     --------------------
Robert H. Graham             $     0                        N/A                $      0

Frank S. Bayley              $65,351                        N/A                $105,000

Ruth H. Quigley              $65,351                        N/A                $105,000

Bruce L. Crockett            $     0                   $ 60,951                $111,500

Owen Daly, II                $     0                   $ 97,195                $111,500

Albert R. Dowden             $     0                   $      0                $ 13,435

Edward K. Dunn, Jr.          $     0                   $ 22,138                $111,500

Jack M. Fields               $     0                   $ 23,019                $108,500

Carl Frischling(4)           $     0                   $107,507                $111,500

Prema Mathai-Davis           $     0                   $ 22,606                $111,500

Lewis F. Pennock             $     0                   $ 67,995                $111,500

Louis S. Sklar               $     0                   $ 87,538                $111,000

(1) Data reflects compensation for the fiscal year ended October 31, 2000. The Trust does not have a deferred compensation plan.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the Boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

(3) Mr. Graham, Mr. Bayley and Miss Quigley also serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as trustees/directors of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent trustees of the AIM Group II Funds. Mr. Frischling is a partner in the firm.


Retirement Plan for Trustees

         Effective as of the date on which the Boards of Trustees/Directors of the AIM Group I Funds and the AIM Group II Funds are combined, each AIM Group I Fund will adopt the retirement plan currently in effect for the AIM Group II Funds. Each trustee of an AIM Fund who has at least five years of credited service as a trustee will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the trustee's annual retainer paid or accrued by any participating AIM Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the AIM Funds and the trustees, and based on the number of such trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

         Table 1 below shows estimated credited years of service under the Retirement Plan for each participating trustee as of December 31, 2000.

TABLE 1

TRUSTEE                    ESTIMATED CREDITED YEARS OF SERVICE
-------                    -----------------------------------
Frank S. Bayley                         [  ]
Bruce L. Crockett                        14
Owen Daly II                             14
Albert R. Dowden                          0
Edward K. Dunn, Jr.                       3
Jack M. Fields                            4
Carl Frischling                          23
Prema Mathai-Davis                        2
Lewis F. Pennock                         19
Ruth H. Quigley                         [  ]
Louis S. Sklar                           11

---------

         Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE            ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                        UPON RETIREMENT
--------------------------            -------------------------
10                                             $75,000
9                                              $67,500
8                                              $60,000
7                                              $52,500
6                                              $45,000
5                                              $37,500

Deferred Compensation Agreements

         Effective as of the date on which the Boards of Trustees/Directors of the AIM Group I Funds and the AIM Group II Funds are combined, each AIM Group I Fund will adopt the deferred compensation agreement currently in effect for the AIM Group II Funds.

         If re-elected to the Board, Miss Quigley and Mr. Bayley may elect to execute a deferred compensation agreement. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. The deferring trustees, Miss Quigley and Mr. Bayley, pursuant to the agreements, may elect to defer receipt of up to 100% of their compensation payable by the Trust, assuming their election to the Board, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of up to ten (10) years (depending on the agreement) beginning on the date selected under the compensation agreements. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the retirement plan. The Board of Trustees may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each AIM Fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

         The Trust does not pay its officers for the services they provide to the Trust. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

         THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1


                                   PROPOSAL 2

                 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

         The Fund's investment objective is long-term growth of capital. It currently seeks to achieve its investment objective by investing substantially all of its investable assets in the Global Resources Portfolio (the Portfolio), a series of Global Investment Portfolio, a Delaware business trust. The Portfolio has an investment objective and investment policies and limitations substantially identical to those of the Fund. Under normal market conditions, the Portfolio normally invests at least 65% of its total assets in equity securities of domestic and foreign natural resources companies. The Portfolio may also invest up to 35% of its total assets in debt securities issued by natural resources companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from development in the natural resources industry. The Portfolio may invest up to 20% of its total assets in lower-quality debt securities.

         The Portfolio will normally invest in the securities of issuers located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the Portfolio will invest no more than 50% of its total assets in any one country, other than the U.S. The Portfolio may invest in companies located in developing countries.

         The portfolio managers allocate the Portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the Portfolio's investment objectives. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the Portfolio may not achieve its investment objective.

         AIM and the Board believe that restructuring the Fund would be beneficial to the Fund and its shareholders. Under the proposed restructuring, the Fund would no longer be a "feeder fund" for the Portfolio. Instead, it would redeem its investments in the Portfolio and would directly invest in the securities in which it currently indirectly invests by virtue of its interest in the Portfolio. Specifically, the master-feeder structure would be collapsed through redemption by the Fund of its "interest" in the Portfolio. The Portfolio would distribute to the Fund all Portfolio assets (securities, cash, etc.) in a tax-free, in-kind distribution. The Portfolio would be terminated. The Fund would be the single surviving entity and would hold the portfolio securities directly.

         The primary portfolio managers for the restructured Fund would be Roger Mortimer and Ronald S. Sloan, each of whom currently serves as a portfolio manager of the Portfolio. Mr. Mortimer has been portfolio manager for the Portfolio since 1999 and has been associated with AIM and/or its affiliates since 1995. Mr. Sloan has been portfolio manager for the Portfolio since 2000 and has been associated with AIM and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research and Management, Inc.

         The proposed restructuring would not involve any change to the Fund's investment objective. Following the restructuring, however, the Fund intends to focus on investing in the securities of energy-related companies. In conjunction with the Fund's focusing on investing in the securities of energy-related companies, the Board has approved a change to the name of the Fund to "AIM Global Energy Fund".

         In order to effect the proposed restructuring, however, shareholders of the Fund must approve an investment advisory agreement between the Fund and AIM as described in this Proposal 2.

WHAT AM I BEING ASKED TO APPROVE?

         AIM currently serves as investment adviser and administrator to the Portfolio pursuant to the Second Amended and Restated Investment Management and Administration Contract between the Portfolio and AIM dated September 11, 2000 (current advisory agreement) and last approved by shareholders on May 20, 1998. The Board, including a majority of the independent trustees, last approved the current advisory agreement on June 11, 2001. Because the Fund currently invests all of its investable assets in the Portfolio, AIM does not directly receive any investment advisory fee from the Fund. AIM does, however, receive investment advisory fees from the Portfolio in which the Fund invests. As a result, although the Fund does not directly pay AIM an advisory fee, it does so indirectly through its investments in the Portfolio.

         Under the proposed restructuring, AIM would directly manage the Fund's investments. To reflect that direct management, AIM has proposed an advisory agreement with the Fund, attached hereto as Exhibit B, that, among other things, would impose an advisory fee directly upon the Fund. The advisory fee would be calculated according to the same advisory fee schedule that applies to the Portfolio. Thus, as a result of the proposed restructuring, shareholders of the Fund would pay the same advisory fees that they currently pay indirectly. In addition, in connection with the proposed restructuring, AIM proposed several changes to the current advisory agreement that are intended generally to promote uniformity with the investment advisory agreements between AIM and other AIM Funds.

         The Board recommends that you approve a new investment advisory agreement (proposed advisory agreement) between AIM and the Fund. The Board is asking you to vote on this new advisory agreement because the Fund may amend its advisory agreement only with shareholder approval. Upon the approval of this Proposal 2, AIM would continue to serve as the Fund's administrator and accounting agent under a separate administrative services agreement. AIM affiliates would continue to serve as the Fund's transfer agent and distributor.

WHO IS THE FUND'S INVESTMENT ADVISOR?

         AIM is a wholly owned subsidiary of A I M Management Group Inc., a holding company that has been engaged in the financial services business since 1976. The address of AIM and A I M Management Group Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 135 investment portfolios encompassing a broad range of investment objectives. A I M Management Group Inc. is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square,

London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and directors of AIM is in Exhibit C.

DO ANY OF THE TRUST'S TRUSTEES OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

         Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox and Dana R. Sutton, all of whom are directors and/or executive officers of the Trust, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

         Under the terms of the current advisory agreement for the Fund, AIM acts as investment manager and administrator for the Fund. As investment manager, AIM provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents of the Fund. As administrator, AIM supervises all aspects of the operations of the Fund and also provides the Trust with corporate, administrative and clerical personnel and office space and equipment. AIM will not be liable, and the Fund is required to indemnify AIM, for any loss suffered by the Trust or the Fund unless it results from the willful misfeasance, bad faith or gross negligence on the part of AIM or by AIM's reckless disregard of its duties.

         The current advisory agreement for the Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of the Fund or AIM may terminate an agreement for the Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

         AIM and its affiliates also provide additional services to the Trust and the Fund. AIM provides or arranges for others to provide accounting and administrative services to the Fund. A I M Distributors, Inc. serves as the principal underwriter for the Fund, and A I M Fund Services, Inc. serves as the Fund's transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Exhibit D.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

         The advisory fee schedules for other funds advised by AIM with similar investment objectives as the Fund are in Exhibit E.

WHAT ARE THE PRIMARY TERMS OF THE PROPOSED ADVISORY AGREEMENT?

         Under the proposed advisory agreement, AIM would directly manage the Fund's portfolio. Specifically, AIM would, among other things, supervise all aspects of the operations of the Fund; perform research and analysis for the Fund on pertinent information about significant developments and economic, statistical and financial data; determine which issuers and securities would be represented in the Fund's investment portfolios; and formulate and implement continuing programs for the purchases and sales of the securities.

         The following table shows the proposed advisory fee structure for the Fund.

                                  ADVISORY FEE
                       (BASED ON AVERAGE DAILY NET ASSETS)

                        0.975% OF THE FIRST $500 MILLION;
                         0.95% ON THE NEXT $500 MILLION;
                   0.925% ON THE NEXT $500 MILLION; AND 0.90%
                             ON AMOUNTS THEREAFTER.


         Under the proposed advisory agreement, all of the ordinary business expenses not specifically assumed by AIM incurred in the operations of the Fund and the offering of its shares shall be paid by the Fund. These expenses include but are not limited to:

    o    brokerage commissions;

    o    taxes;

    o    legal;

    o    accounting;

    o    auditing;

    o    governmental fees;

    o    custodian, transfer agent, and shareholder service agent costs;

    o    expenses of issue, sale, redemption, and repurchase of shares;

    o    expenses of registering and qualifying shares for sale;

    o    expenses relating to directors and shareholder meetings;

    o the cost of preparing and distributing reports and notices to shareholders;

    o the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations; and

    o the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.


                        EXPENSES BEFORE THE RESTRUCTURING

                         ANNUAL FUND OPERATING EXPENSES

(expenses that are
deducted from Fund
assets)

                              CLASS A            CLASS B              CLASS C
MANAGEMENT FEES                 0.98%              0.98%                0.98%
DISTRIBUTION AND/OR             0.50%              1.00%                1.00%
SERVICE (12b-1) FEES
OTHER EXPENSES                  1.32%              1.32%                1.32%
                               -----              -----                -----
TOTAL ANNUAL FUND               2.80%              3.30%                3.30%
OPERATING EXPENSES
       FEE WAIVERS(1)            .80%               .80%                 .80%
       NET EXPENSES             2.00%              2.50%                2.50%

(1) AIM has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

                   ESTIMATED EXPENSES AFTER THE RESTRUCTURING

                         ANNUAL FUND OPERATING EXPENSES


(expenses that are
deducted from Fund
assets)

                                CLASS A            CLASS B              CLASS C
MANAGEMENT FEES                   0.98%               0.98%                0.98%
DISTRIBUTION AND/OR               0.50%               1.00%                1.00%
SERVICE (12b-1) FEES
OTHER EXPENSES                    1.31%               1.31%                1.31%
                                 -----               -----                -----
TOTAL ANNUAL FUND                 2.79%               3.29%                3.29%
OPERATING EXPENSES
       FEE WAIVERS(1)              .79%                .79%                 .79%
       NET EXPENSES               2.00%               2.50%                2.50%

(1) AIM has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

Administrative Services

         The Board, in approving the proposed advisory agreement, has approved removing the provision of certain administrative services that are covered under the current advisory agreement, and consolidating those administrative services with the Fund's accounting services in a new Master Administrative Services Agreement. If shareholders approve the proposed advisory agreement, the Fund will continue to receive the same accounting and administration services it currently receives and at the same costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there be any increase in costs borne by the Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

         Since the adoption of the Master Administrative Services Agreement will not change the administrative services that AIM provides to the Fund or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the Trust.

Non-Exclusivity Provisions

         The current advisory agreement for the Fund provides that the services furnished by AIM are not deemed to be exclusive and that AIM shall be free to furnish similar services to others so long as its services under the agreement are not impaired. The current advisory agreement also states that they shall not limit or restrict the right of any director or officer of AIM that is also a trustee, officer or employee of the Trust from engaging in any other business.

         AIM has proposed and the trustees have agreed that the non-exclusivity provision in the current advisory agreement for the Fund should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the Trust. The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provisions in the current advisory agreement and provide that neither AIM nor the trustees or officers of the Trust owe an exclusive duty to the Trust. Further, AIM may render investment advisory, administrative and other services to other entities (including investment companies) and trustees and officers of the Trust may serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). However, the proposed advisory agreement explicitly states that the Trust recognizes that AIM's obligations to other clients may adversely affect the Trust's ability to participate in certain investment opportunities. The proposed advisory agreement also states that whenever the Trust and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. In making allocations, AIM will comply with allocation procedures approved by the Board.

Delegation

         The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisers rather than solely certain specified advisory services. It also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

Broker-Dealer Relationships and Affiliated Brokerage

         The proposed advisory agreement specifies the factors that AIM will consider in selecting broker-dealers to execute particular transactions, and also describes the factors AIM will consider in selecting broker-dealers where it has not delegated trading responsibilities to a sub-adviser. The broker-dealer relationship provisions of the current advisory agreement for the Fund does not specify these factors.

         Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

Securities Lending

         If the Fund engages in securities lending, as several of the AIM Funds now do, AIM will provide it investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         In accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the Fund to invest in AIM advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

Limitation of Liability of AIM, the Trust and Shareholders

         The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM shall not be subject to liability to the Trust or to the Fund or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The proposed advisory agreement also states that no series of the Trust shall be liable for the obligations of other series of the Trust and the liability of AIM to one series of the Trust shall not automatically render AIM liable to any other series of the Trust. The proposed advisory agreement includes a new provision stating that AIM's obligations under the agreement are not binding on any shareholders of the Trust individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit.

State Law Governing the Agreements

         Questions of state law under the current advisory agreements are governed by the laws of Delaware. Under the proposed advisory agreement, Texas law would apply. The Board has determined that, because the advisory service will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

         At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on June 11-12, 2001. At such meeting AIM described the anticipated effects of the restructuring and the proposed advisory agreement on the Fund. In connection with their review of the proposed restructuring, the Board considered the potential gains in the form of administrative efficiencies and potential ongoing cost savings as a result of the restructuring against the cost of effecting the restructuring. The independent trustees also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist it in its deliberations.

         The Board considered the following factors in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to the Fund.

The Qualifications of AIM to Provide Investment Advisory Services.

         The Board reviewed the credentials and experience of the officers and employees of AIM who provide investment advisory services to the Fund, and noted that persons providing services to the Fund would not change if the proposed advisory agreement is approved by the shareholders.

The Range of Investment Advisory Services Provided by AIM.

         The Board reviewed the services to be provided by AIM under the proposed advisory agreement and noted that no changes in the level or type of services provided by AIM would occur if the proposed advisory agreement is approved by shareholders, other than the provision by AIM of certain administrative services if the Fund engages in securities lending.

The Qualifications of AIM to provide a Range of Management and Administrative Services.

         The Board reviewed the general nature of the investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of references to the provision by AIM of administrative services. The Board also reviewed the proposed form of administrative services agreement, noted that the services to be provided under the existing and proposed administrative services agreements are the same, and concluded that the administrative services to be provided by AIM would not change if all references to administrative services were deleted from the advisory agreement.

The Performance Record of the Fund.

         The Board determined that AIM has provided high quality services with respect to the Fund, after considering performance information that it received during the past year from AIM regarding the Fund. The Board also determined that the Fund's performance would not have been effected if the proposed advisory agreement had been in effect during the past fiscal year, since no changes to advisory fees are being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending. Such fees would be paid only to the extent that the Fund engages in securities lending. The Board noted that the Fund is not currently engaged in securities lending, but that such arrangements provide opportunity for both the Fund and AIM to obtain additional income. The Board noted that AIM currently intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

The Profitability of AIM.

         The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending, and further noted that AIM currently intends to waive its right to receive any such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a fund that have already been invested, and the investment of the cash collateral is intended to benefit a fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

         The Board further considered that, as the Fund is currently structured, the aggregate annual expense ratios (including the Fund's indirect pro rata share of the expenses of the Portfolio) of Class A, Class B, and Class C shares are 2.80%, 3.30%, and 3.30%, respectively, of the average daily net assets allocable to those classes of shares. The Board noted, however, that AIM reimbursed incremental expenses related to the master-feeder structure so that the aggregate annual expense ratios of Class A, Class B, and Class C shares for the year ended October 31, 2000, were 2.00%, 2.50%, and 2.50%, respectively. The Board further considered that, under the proposed advisory agreement, the expense ratios of Class A, Class B, and Class C shares would not increase.

The Terms of the Proposed Advisory Agreement.

         The Board reviewed the terms of the proposed agreement, including changes being made to clarify non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services, to have AIM assist the Fund if it engages in securities lending and to permit AIM to engage in brokerage transactions with affiliates. The Board determined that these changes reflect the current environment in which the Fund operates, and that AIM should have the flexibility to take advantage of that environment.

         After considering the foregoing factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the new advisory agreement.

         The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the Fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

         If approved, the proposed advisory agreement will become effective on September 1, 2001 and will expire, unless renewed, on or before June 30, 2003. If shareholders do not approve the proposed advisory agreement with respect to the Fund, the current advisory agreement will continue in effect for the Fund, and the Fund's current structure will remain in place.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

         THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3:

APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT AM I BEING ASKED TO APPROVE?

         The Board proposed several changes to the Fund's investment restrictions, as well as adding a new energy concentration restriction. The Board is asking you to vote on these changes, which include the addition of a new energy concentration restriction, because the investment restrictions described below are fundamental and shareholders must approve any such change.

         Pursuant to the 1940 Act, the Fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the Fund operates pursuant to its investment objective and policies. This objective and these policies govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions.

         The Board is proposing that you approve changes to the Fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM Funds operate. The Board approved the changes to the investment restrictions at meetings held on June 11-12, 2001.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

         The new energy concentration restriction will allow for greater holdings in energy-related companies, consistent with the Fund's focus on energy. AIM and the Board expect that you will benefit from this by enabling the Fund to hold a greater proportion of energy-related companies. In addition, AIM and the Board expect that you will benefit from a set of uniform model restrictions in a number of ways. The proposed uniform restrictions will provide the Fund with as much investment flexibility as is possible under the 1940 Act. AIM and the Board believe that eliminating the disparities among the various AIM Funds' fundamental restrictions will enhance AIM's ability to manage efficiently and effectively the Fund's assets in changing regulatory and investment environments. The proposed fundamental restrictions will provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission (SEC) without receiving prior shareholder approval.

         In conjunction with the proposed changes to reflect the Fund's focus in the energy sector, the Board has approved a change to the name of the Fund to "AIM Global Energy Fund."

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

         The current fundamental investment restrictions for the Fund are set forth in Exhibit F.

         Each proposed change to the Fund's fundamental investment restrictions is discussed below. The proposed fundamental investment restrictions will provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval to operate under such interpretations or exemptions. Even though the Fund will have this flexibility, if the proposed fundamental investment restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the Fund. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

         For each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction (with the exception of borrowing money from banks).

A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 3A, the existing fundamental restriction with regard to issuer diversification would be changed to read as follows:

                  The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Discussion: The Fund's current fundamental restriction on portfolio diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions change. The Board does not expect this change to have a material impact on the Fund's operations.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

                  In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
         (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an AIM Fund), subject to the terms and conditions of any exemptive orders issued by the SEC.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 3B, the existing fundamental restriction on issuing senior securities and borrowing money would be modified as follows:

                  The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Discussion: The 1940 Act establishes limits on the ability of the Fund to borrow money or issue "senior securities", a term that is defined, generally, to refer to obligations that have a priority over the Fund's shares of common stock with respect to the distribution of its assets or the payment of dividends. The Fund's current fundamental restriction on borrowing sets forth the percentage standard set forth in the 1940 Act. The proposed changes would make the Fund's restriction on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The Board believes that changing the Fund's fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any material impact on the Fund's current operations.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

                  In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers, or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 3C, the existing fundamental restriction on underwriting securities would be modified as follows:

                  The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

Discussion: The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

D. ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 3D, the new fundamental restriction on industry concentration would be added to read as follows:

                  The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign issuers in the energy sector.

         Discussion: The proposed addition of this restriction for the Fund would make fundamental the group of industries in which the Fund would concentrate its investments. The Fund intends to concentrate its investments in the securities of domestic and foreign issuers in the energy sector. The energy sector is comprised of companies that develop, produce, provide, operate, own or distribute products or services related to energy. Products or services include, but are not limited to, exploration, production, development, refinement, management, storage or distribution of oil, gas, electricity and coal, as well as nuclear, geothermal, oil shale, solar power and other alternative energy sources; onshore or offshore drilling; production and well maintenance; pipelines; energy conservation; pollution control technology; and equipment supply and services and plant design or construction. A company will be considered in the energy sector if (1) at least 50% of its gross income or its net sales are derived from activities in the energy sector; (2) at least 50% of its assets are devoted to producing revenues from the energy sector; or (3) based on other available information, AIM determines that its primary business is within the energy sector.

         The Board believes that adding this policy to the Fund's fundamental restrictions will not affect its investment program under which the Fund normally invests at least 65% of its total assets in securities of domestic and foreign natural resources companies.

         If you approve the proposed addition, the following non-fundamental investment restriction would also become effective for the Fund:

                  For purposes of the Fund's fundamental investment restriction regarding industry concentration, a company will be considered in the energy sector if (1) at least 50% of its gross income or its net sales come from activities in the energy sector; (2) at least 50% of its assets are devoted to producing revenues from the energy sector; or (3) based on other available information, AIM determines that its primary business is within the energy sector.

E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 3E, the existing fundamental restriction on real estate investments would be modified as follows:

                  The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Discussion: The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on real estate investments as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

F. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 3F, the existing fundamental restriction on purchasing or selling physical commodities would be modified as follows:

                  The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Discussion: The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities without exception, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 3G, the existing fundamental restriction on making loans would be modified as follows:

                  The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Discussion: The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction, which prohibits the Fund from making loans, subject to substantially the same exceptions as in the proposed restriction. The proposed restriction only prohibits personal loans or loans to persons who control or are under the common control of the Fund.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Fund:

                  In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

H. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES

WHAT ARE THE PROPOSED CHANGES?

         Upon the approval of Proposal 3H, the existing fundamental policy on investments in other investment companies would be modified as follows:

                  The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

Discussion: The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Fund's current restriction on investment in investment companies as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

         If you approve the proposed restriction, the Fund will have the ability to invest all of its assets in another open-end investment company. Because the Fund intends to restructure so that it no longer invests its assets in the Portfolio, if you approve the proposed restriction, the following non-fundamental investment restriction will become effective for the Fund immediately after the restructuring occurs:

                  Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.

WHEN WILL THE PROPOSED CHANGES BE EFFECTIVE?

         If you approve each of the above proposals, the proposed fundamental investment restrictions will replace the Fund's current fundamental investment restrictions. Accordingly, the proposed fundamental investment restrictions, along with the current fundamental investment restrictions which have not changed (if any) will become the fundamental investment restrictions under which the Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be effective upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

         If one or more of the changes contemplated by Proposal 2 are not approved by the Fund's shareholders, the related existing fundamental restriction(s) of the Fund will continue in effect.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

         THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.


                                   PROPOSAL 4:

                    APPROVAL OF MAKING THE FUND'S INVESTMENT
                            OBJECTIVE NON-FUNDAMENTAL


WHAT AM I BEING ASKED TO APPROVE?

         The Fund's current investment objective is long-term growth of capital. The Fund's investment objective is fundamental; therefore, any change to it requires shareholder approval. The Board recommends that you approve making the Fund's investment objective non-fundamental.

         Making the Fund's investment objective non-fundamental gives the Board the flexibility to make appropriate changes to the investment objective if circumstances warrant without the commensurate expense of seeking a shareholder vote. The Board does not anticipate making changes to the Fund's investment objective at the present time. In the event the Board were to change the Fund's investment objective, shareholders would receive notice prior to the change being implemented.

WHEN WILL THE PROPOSED CHANGES BE EFFECTIVE?

         The Board anticipates that this proposal, if approved, will be effective upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

         THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

                                   PROPOSAL 5:

     RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                                  ACCOUNTANTS

WHAT AM I BEING ASKED TO APPROVE?

         The Board has selected PricewaterhouseCoopers LLP (PwC) as independent accountants for the Fund for the fiscal year ending in 2001. You are being asked to ratify the selection of PwC as independent accountants.

WHY HAS THE BOARD SELECTED PWC AS THE INDEPENDENT ACCOUNTANTS?

         PwC was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. PwC also serves as independent accountants of some of the other AIM Funds.

         PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Board of the Trust that they are independent accountants with respect to the Trust and each of its portfolios.

         The independent accountants examine annual financial statements for the Trust and provide other non-audit and tax-related services to the Trust. The independent accountants also provide certain non-audit services to AIM and its affiliates. In determining that PwC was independent, the Board has considered whether the non-audit services provided by PwC to the Trust and AIM and its affiliates who provide services to the Trust are compatible with maintaining the independence of PwC in its audit of the series of the Trust.

WHAT DID THE TRUST PAY ITS INDEPENDENT ACCOUNTANTS DURING THE LAST FISCAL YEAR?

Fund Related Fees

         AUDIT FEES. For the fiscal year ended October 31, 2000, the Trust paid approximately $391,562 in fees for professional services rendered by PwC for the audit of annual financial statements for the nine series portfolios of the Trust.

         ALL OTHER FEES. For the fiscal year ended October 31, 2000, PwC was also paid by the Trust approximately $26,500 for tax-related services rendered to the nine series portfolios of the Trust.

Non-Fund Related Fees

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to AIM and its affiliates that provide services to the Trust during the fiscal year ended October 31, 2000.

         ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by PwC to AIM and its affiliates who provide services to the Trust was approximately $792,000 for the fiscal year ended October 31, 2000.

WILL A REPRESENTATIVE FROM PWC BE AVAILABLE FOR QUESTIONS?

         The Board expects that a representative of PwC will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

         THE BOARD, INCLUDING A MAJORITY OF INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 5.

                               GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

         Information about the executive officers of the Trust is in Exhibit G.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

         Information about the ownership of each class of shares of each series of the Trust by the trustees and the executive officers of the Trust is in Exhibit H. To the knowledge of the Trust's management, as of the record date, there were no beneficial owners of 5% or more of the outstanding shares of any class of any series of the Trust or the Trust in the aggregate, except as indicated in Exhibit H.

WHO ARE THE INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUND?

         AIM serves as the investment adviser and administrator for the Fund.

         A I M Distributors, Inc. serves as the principal underwriter for the Fund. The principal address for AIM and A I M Distributors, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

HAS THE FUND HIRED A PROXY SOLICITOR?

         The Trust has engaged the services of Georgeson Shareholder Communications Inc. (GSC) to assist in soliciting proxies for the meeting. The Trust estimates that the aggregate cost of GSC's services will be approximately $7,300. The Trust will bear the cost of soliciting proxies. The Trust expects to solicit proxies principally by mail, but either the Trust or GSC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The Trust may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Fund.

HOW CAN I SUBMIT A PROPOSAL?

         As a general matter, the Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send such proposal to the Trust, at the address set forth on the first page of this proxy statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                  OTHER MATTERS

         The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should properly come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                                          By order of the Board,

                                                            /s/ CAROL F. RELIHAN

                                                                Carol F. Relihan
                                                                       Secretary
June   , 2001
     --

                                    EXHIBIT A


                         SHARES OF AIM INVESTMENT FUNDS
                           OUTSTANDING ON MAY 30, 2001

                                                           NUMBER OF SHARES
                                                            OUTSTANDING ON
NAME OF FUND (CLASS)                                          MAY 30, 2001
--------------------                                       ----------------
AIM Developing Markets Fund
  Class A
  Class B
  Class C
AIM Global Consumer Products and Services Fund
  Class A
  Class B
  Class C
AIM Global Financial Services Fund
  Class A
  Class B
  Class C
AIM Global Health Care Fund
  Class A
  Class B
  Class C
AIM Global Infrastructure Fund
  Class A
  Class B
  Class C
AIM Global Resources Fund
  Class A
  Class B
  Class C
AIM Global Telecommunications and Technology Fund
  Class A
  Class B
  Class C
AIM Latin American Growth Fund
  Class A
  Class B
  Class C
AIM Strategic Income Fund
  Class A
  Class B
  Class C

                                    EXHIBIT B

                              AIM INVESTMENT FUNDS

                      MASTER INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT is made this ___ day of ___, 2001, by and between AIM Investment Funds, a Delaware business trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

         WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

         WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created nine separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

         WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

         2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

                  (a) supervise all aspects of the operations of the Funds;

                  (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

                  (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

                  (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

                  (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

         3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

         As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

         4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

         5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

         6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

         7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

                  (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

                  (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

                  (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

                  (e) any other applicable provisions of state, federal or foreign law.

         8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

                  (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

                  (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

                  (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

                  (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

                  (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

         9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

         10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

         12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

         13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2003, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

                  (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                  (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

         15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

         16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

         17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

         18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

         20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                             AIM INVESTMENT FUNDS
                                             (a Delaware business trust)


Attest:


                                             By:
-------------------------------                  -------------------------------
      Assistant Secretary                                   President

(SEAL)



Attest:                                      A I M ADVISORS, INC.


                                             By:
-------------------------------                  -------------------------------
      Assistant Secretary                                   President

(SEAL)

                                   APPENDIX A
                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                            EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                            ------------------------------------
AIM Global Resources Fund                          September 1, 2001

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR


         The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                            AIM Global Resources Fund

              Net Assets                                Annual Rate
              ----------                                -----------
         First $500 million                                 .975%
         Next $500 million                                   .95%
         Next $500 million                                  .925%
         On amounts thereafter                               .90%

                                    EXHIBIT C


                    PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS
                             OF A I M ADVISORS, INC.

         The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc.

NAME AND ADDRESS*          POSITION WITH AIM          PRINCIPAL OCCUPATION
-----------------          -----------------          --------------------
Gary T. Crum              Director and Senior     Director and President, A I M
                          Vice President            Capital Management, Inc.;
                                                    Director and Executive Vice
                                                    President, A I M Management
                                                    Group Inc.; and Director,
                                                    A I M Distributors, Inc.
                                                    and AMVESCAP PLC.

Robert H. Graham          Director and President  Director, President and Chief
                                                    Executive Officer, A I M
                                                    Management Group Inc.;
                                                    Director and Senior Vice
                                                    President, A I M Capital
                                                    Management, Inc., A I M
                                                    Distributors, Inc., A I M
                                                    Fund Services, Inc. and
                                                    Fund Management Company;
                                                    and Director and Vice
                                                    Chairman, AMVESCAP PLC.

Dawn M. Hawley            Director, Senior Vice   Senior Vice President, Chief
                          President and             Financial Officer, and
                          Treasurer                 Treasurer, A I M Management
                                                    Group Inc.; and Vice
                                                    President and Treasurer,
                                                    A I M Capital Management,
                                                    Inc., A I M Distributors,
                                                    Inc., A I M Fund Services,
                                                    Inc. and Fund Management
                                                    Company.

Carol F. Relihan          Director, Senior Vice   Senior Vice President,
                          President, General        General Counsel and
                          Counsel and Secretary     Secretary, A I M Management
                                                    Group Inc.; Director, Vice
                                                    President and General
                                                    Counsel, Fund Management
                                                    Company; Vice President and
                                                    General Counsel, A I M Fund
                                                    Services, Inc.; and Vice
                                                    President, A I M Capital
                                                    Management, Inc. and A I M
                                                    Distributors, Inc.

----------

* Each director and the principal executive officer may be reached at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                    EXHIBIT D

                 FEES PAID TO AIM AND AFFILIATES IN MOST RECENT
                                   FISCAL YEAR


         The following chart sets forth the fees paid by the Fund during the fiscal year ended October 31, 2000 to A I M Advisors, Inc. (AIM) for administrative services, and to affiliates of AIM. The administrative and other services currently provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                 AIM
                           (ADMINISTRATIVE          A I M               A I M FUND
NAME OF FUND                   SERVICES)      DISTRIBUTORS, INC.*     SERVICES, INC.
------------               ---------------    -------------------     --------------
AIM INVESTMENT FUNDS

   AIM Global Resources        $50,000             $131,489              $101,769
     Fund


* Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to broker-dealers, agents and other service providers.

                                    EXHIBIT E

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS


         The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as AIM Global Resources Fund.

                                                                                                 FEE WAIVERS,
                                                                                             EXPENSE LIMITATIONS
                                                                                                AND/OR EXPENSE
                                       ANNUAL RATE             TOTAL NET ASSETS FOR         REIMBURSEMENT FOR THE
                                    (BASED ON AVERAGE            THE MOST RECENTLY         MOST RECENTLY COMPLETED
        NAME OF FUND                DAILY NET ASSETS)          COMPLETED FISCAL YEAR             FISCAL YEAR
        ------------                -----------------          ---------------------       -----------------------
AIM Aggressive Growth Fund     0.80% of the first $150            $ 4,939,115,472                    N/A
                               million;
                               0.625% of the excess over
                               $150 million

AIM Capital Development Fund   0.75% of the first $350            $ 1,460,395,827                    N/A
                               million;
                               0.625% of the excess over
                               $350 million

AIM Constellation Fund         1.00% of the first                 $21,307,141,865        Waive 0.025% of advisory
                               $30 million;                                              fee on average net assets
                               0.75% over                                                in excess  of $5 billion;
                               $30 million up to                                         0.05% on average net assets
                               $150 million;                                             in excess of $10 billion;
                               0.625% of the excess over                                 0.075% on average net
                               $150 million                                              assets in excess of $15
                                                                                         billion; 0.10% on average
                                                                                         net assets in excess of $20
                                                                                         billion; 0.125% on average
                                                                                         net assets in excess of $25
                                                                                         billion; 0.150% on average
                                                                                         net assets in excess of $30
                                                                                         billion; 0.175% on average
                                                                                         net assets over $35 billion

AIM Dent Demographic Trends    0.85% of the first                 $ 1,725,230,006                    N/A
Fund                           $2 billion;
                               0.80% of the excess over
                               $2 billion

AIM Emerging Growth Fund       0.85% of the first                 $   283,201,581        Expense limitation -
                               $1 billion; 0.80% of the                                  Limit Net Expenses:
                               excess over                                               Class A, 1.68%
                               $1 billion                                                Class B, 2.37%
                                                                                         Class C, 2.37%

                                                                                                 FEE WAIVERS,
                                                                                             EXPENSE LIMITATIONS
                                                                                                AND/OR EXPENSE
                                       ANNUAL RATE             TOTAL NET ASSETS FOR         REIMBURSEMENT FOR THE
                                    (BASED ON AVERAGE            THE MOST RECENTLY         MOST RECENTLY COMPLETED
        NAME OF FUND                DAILY NET ASSETS)          COMPLETED FISCAL YEAR             FISCAL YEAR
        ------------                -----------------          ---------------------       -----------------------
AIM Large Cap Growth Fund      0.75% of the first                 $   514,872,051        Waive advisory fee and/or
                               $1 billion;                                               reimburse expenses on Class
                               0.70% over $1 billion up                                  A, Class B and Class C to
                               to $2 billion;                                            extent necessary to limit
                               0.625% of the excess over                                 Total Operating Expenses
                               $2 billion                                                (excluding interest, taxes,
                                                                                         dividend expense on short
                                                                                         sales, extraordinary items,
                                                                                         and increases in expenses
                                                                                         resulting from expense
                                                                                         offset arrangements, if
                                                                                         any) of Class A shares to
                                                                                         1.95%

AIM Mid Cap Growth Fund        0.80% of the first                 $   248,775,142                   N/A
                               $1 billion;
                               0.75% of the excess over
                               $1 billion

AIM Weingarten Fund            1.00% of the first                 $11,196,519,691        Waive 0.025% of advisory
                               $30 million;                                              fee on average net assets
                               0.75% over                                                in excess  of $5 billion;
                               $30 million up to                                         0.05% on average net assets
                               $350 million;                                             in excess of $10 billion;
                               0.625% of the excess over                                 0.075% on average net
                               $350 million                                              assets in excess of $15
                                                                                         billion; 0.10% on average
                                                                                         net assets in excess of $20
                                                                                         billion; 0.125% on average
                                                                                         net assets in excess of $25
                                                                                         billion; 0.150% on average
                                                                                         net assets in excess of $30
                                                                                         billion; 0.175% on average
                                                                                         net assets over $35 billion

AIM Asian Growth Fund          0.95% of the first $500            $   140,404,542        Waive advisory fee and/or
                               million;                                                  reimburse expenses on
                               0.90% of the excess over                                  Class A, Class B and
                               $500 million                                              Class C to extent
                                                                                         necessary to limit Total
                                                                                         Operating Expenses
                                                                                         (excluding interest,
                                                                                         taxes, dividend expense on
                                                                                         short sales, extraordinary
                                                                                         items, and increases in
                                                                                         expenses due to expense
                                                                                         offset arrangements, if
                                                                                         any) of Class A shares to
                                                                                         1.92%

                                                                                                 FEE WAIVERS,
                                                                                             EXPENSE LIMITATIONS
                                                                                                AND/OR EXPENSE
                                       ANNUAL RATE             TOTAL NET ASSETS FOR         REIMBURSEMENT FOR THE
                                    (BASED ON AVERAGE            THE MOST RECENTLY         MOST RECENTLY COMPLETED
        NAME OF FUND                DAILY NET ASSETS)          COMPLETED FISCAL YEAR             FISCAL YEAR
        ------------                -----------------          ---------------------       -----------------------
AIM European Development Fund  0.95% of the first $500            $   497,383,325                    N/A
                               million;
                               0.90% of the excess over
                               $500 million

AIM Global Aggressive Growth   0.90% of the first                 $ 2,313,627,092                    N/A
Fund                           $1 billion;
                               0.85% of the excess over
                               $1 billion

AIM Global Growth Fund         0.85% of the first                 $ 1,692,210,413        Waive advisory fee and/or
                               $1 billion;                                               reimburse expenses on
                               0.80% of the excess over                                  Class A, Class B and
                               $1 billion                                                Class C to extent
                                                                                         necessary to limit Total
                                                                                         Operating Expenses
                                                                                         (excluding interest,
                                                                                         taxes, dividend expense on
                                                                                         short sales, extraordinary
                                                                                         items, and increases in
                                                                                         expenses due to expense
                                                                                         offset arrangements, if
                                                                                         any) of Class A shares to
                                                                                         1.60%

AIM International Equity Fund  0.95% of the first                 $ 3,577,476,822        Waive 0.05% of advisory
                               $1 billion;                                               fee on average net assets
                               0.90% of the excess over                                  in excess of $500 million
                               $1 billion

AIM European Small Company     0.95%                              $    12,529,312        Waive advisory fee and/or
Fund                                                                                     reimburse expenses on Class
                                                                                         A, Class B and Class C to
                                                                                         extent necessary to limit
                                                                                         Total Operating Expenses
                                                                                         (excluding interest, taxes,
                                                                                         dividend expense on short
                                                                                         sales, extraordinary items,
                                                                                         and increases in expenses
                                                                                         resulting from expense
                                                                                         offset arrangements, if
                                                                                         any) of Class A shares to
                                                                                         2.00%

AIM International Emerging     0.95%                              $   10,266,398         Waive advisory fee and/or
Growth Fund                                                                              reimburse expenses on
                                                                                         Class A, Class B and
                                                                                         Class C to extent
                                                                                         necessary to limit Total
                                                                                         Operating Expenses
                                                                                         (excluding interest,
                                                                                         taxes, dividend expense on
                                                                                         short sales, extraordinary
                                                                                         items, and increases in
                                                                                         expenses resulting from
                                                                                         expense offset arrangements,
                                                                                         if any) of Class A shares to
                                                                                         2.00%

                                                                                                 FEE WAIVERS,
                                                                                             EXPENSE LIMITATIONS
                                                                                                AND/OR EXPENSE
                                       ANNUAL RATE             TOTAL NET ASSETS FOR         REIMBURSEMENT FOR THE
                                    (BASED ON AVERAGE            THE MOST RECENTLY         MOST RECENTLY COMPLETED
        NAME OF FUND                DAILY NET ASSETS)          COMPLETED FISCAL YEAR             FISCAL YEAR
        ------------                -----------------          ---------------------       -----------------------
AIM New Technology Fund        1.00%                              $   75,376,377         Waive advisory fee and/or
                                                                                         reimburse expenses on
                                                                                         Class A, Class B and
                                                                                         Class C to extent
                                                                                         necessary to limit Total
                                                                                         Operating Expenses
                                                                                         (excluding interest,
                                                                                         taxes, dividend expense on
                                                                                         short sales, extraordinary
                                                                                         items, and increases in
                                                                                         expenses resulting from
                                                                                         expense offset arrangements,
                                                                                         if any) of Class A shares to
                                                                                         1.70%

AIM Select Growth Fund         0.80% of the first                 $ 1,265,476,063                    N/A
                               $150 million;
                               0.625% of the excess over
                               $150 million

AIM Small Cap Equity Fund      0.85%                              $    58,218,875        Waive advisory fee and/or
                                                                                         reimburse expenses on Class
                                                                                         A, Class B and Class C to
                                                                                         extent necessary to limit
                                                                                         Total Operating Expenses
                                                                                         (excluding interest, taxes,
                                                                                         dividend expense on short
                                                                                         sales, extraordinary items,
                                                                                         and increases in expenses
                                                                                         resulting from expense
                                                                                         offset arrangements, if
                                                                                         any) of Class A shares to
                                                                                         1.76%

AIM Value II Fund              0.75%                              $   148,758,600        Waive advisory fee and/or
                                                                                         reimburse expenses on Class
                                                                                         A, Class B and Class C to
                                                                                         extent necessary to limit
                                                                                         Total Operating Expenses
                                                                                         (excluding interest, taxes,
                                                                                         dividend expense on short
                                                                                         sales, extraordinary items,
                                                                                         and increases in expenses
                                                                                         resulting from expense
                                                                                         offset arrangements, if
                                                                                         any) of Class A shares to
                                                                                         1.40%

AIM Worldwide                  0.85%                              $     1,109,786        Expense limitation -
Spectrum Fund                  $1 billion; 0.80% of the                                  Limit Net Expenses:
                               excess over                                               Class A, 1.80%
                                                                                         Class B, 2.47%
                                                                                         Class C, 2.47%

                                                                                                 FEE WAIVERS,
                                                                                             EXPENSE LIMITATIONS
                                                                                                AND/OR EXPENSE
                                       ANNUAL RATE             TOTAL NET ASSETS FOR         REIMBURSEMENT FOR THE
                                    (BASED ON AVERAGE            THE MOST RECENTLY         MOST RECENTLY COMPLETED
        NAME OF FUND                DAILY NET ASSETS)          COMPLETED FISCAL YEAR             FISCAL YEAR
        ------------                -----------------          ---------------------       -----------------------
AIM V.I. Aggressive Growth     0.80% of first $150                $   103,180,866        Expense limitation -
Fund                           million; 0.625% of the                                    1.16%
                               excess over $150 million

AIM V.I. Capital               0.65% of first $250                $ 1,534,208,701                    N/A
Appreciation Fund              million; 0.60% of the
                               excess over $250 million

AIM V.I. Capital Development   0.75% of first $350                $    74,874,058        Expense limitation -
Fund                           million; 0.625% of the                                    1.19%
                               excess over $350 million

AIM V.I. Dent                  0.85% of first $2 billion;         $    41,299,588        Expense limitation -
Demographic Trends Fund        0.80% of the excess over                                  1.50%
                               $2 billion

AIM V.I. Growth Fund                                              $   879,182,306                    N/A
                               0.65% of first $250
                               million; 0.60% of the
                               excess over $250 million

AIM V.I. International         0.75% of first $250                $   437,336,252                    N/A
Equity Fund                    million; 0.70% of excess
                               over $250 million

AIM V.I. New Technology        1.00%                              $    69,310,069                    N/A
Fund

AIM Summit Fund                1.00% of the first $10             $ 3,412,608,657                    N/A
                               million; 0.75% of the next
                               $140 million; 0.625% in
                               excess of $150 million

AIM Large Cap Opportunities    Base fee of 1.50%; maximum         $   766,818,189                    N/A
Fund                           annual performance
                               adjustment of +/- 1.00%

                                                                                                 FEE WAIVERS,
                                                                                             EXPENSE LIMITATIONS
                                                                                                AND/OR EXPENSE
                                       ANNUAL RATE             TOTAL NET ASSETS FOR         REIMBURSEMENT FOR THE
                                    (BASED ON AVERAGE            THE MOST RECENTLY         MOST RECENTLY COMPLETED
        NAME OF FUND                DAILY NET ASSETS)          COMPLETED FISCAL YEAR             FISCAL YEAR
        ------------                -----------------          ---------------------       -----------------------
AIM Mid Cap Opportunities      Base fee of 1.50%; maximum         $   631,268,070        Expense limitation -
Fund                           annual performance adjustment                             Limit Class A, Class B and
                               of +/- 1.00%                                              Class C to the extent
                                                                                         necessary to limit expenses
                                                                                         (excluding management fee,
                                                                                         Rule 12b-1 distribution
                                                                                         plan fee, interest expense,
                                                                                         taxes, dividend expenses on
                                                                                         short sales, extraordinary
                                                                                         items, and increases due to
                                                                                         offset arrangements, if
                                                                                         any) of Class A shares to
                                                                                         0.50%

AIM Small Cap Opportunities    Base fee of 1.00%; maximum         $   814,981,144                N/A
Fund                           annual performance adjustment
                               of +/-0.75%

AIM Basic Value Fund           First $500 million 0.725%;         $   883,688,314        Expense limitation -
                               Next $500 million 0.70%;                                  Limit Net Expenses:
                               Next $500 million 0.675%;                                 Class A, 1.32%
                               0.65% of excess over $1.5                                 Class B, 1.97%
                               billion                                                   Class C. 1.97%

AIM Euroland Growth Fund       First $500 million 0.975%;         $   452,608,692        Expense limitation -
                               Next $500 million 0.95%;                                  Limit Net Expenses:
                               Next $500 million 0.925%;                                 Class A, 2.00%
                               excess over 0.90%                                         Class B, 2.65%
                                                                                         Class C, 2.65%

AIM Japan Growth Fund          First $500 million 0.975%;         $   104,901,981        Expense limitation -
                               Next $500 million 0.95%;                                  Limit Net Expenses:
                               Next $500 million 0.925%;                                 Class A, 2.00%
                               excess over 0.90%                                         Class B, 2.65%
                                                                                         Class C, 2.65%

AIM Mid Cap Equity Fund        First $500 million 0.725%;         $   489,877,400        Expense limitation -
                               Next $500 million 0.70%;                                  Limit Net Expenses:
                               Next $500 million 0.675%;                                 Class A, 1.75%
                               excess over 0.65%                                         Class B, 2.40%
                                                                                         Class C, 2.40%

AIM Small Cap Growth Fund      First $500 million 0.725%;         $   839,488,854        Expense limitation -
                               Next $500 million 0.70%;                                  Limit Net Expenses:
                               Next $500 million 0.675%;                                 Class A, 1.75%
                               0.65% of excess over $1.5                                 Class B, 2.40%
                               billion                                                   Class C, 2.40%

                                                                                                 FEE WAIVERS,
                                                                                             EXPENSE LIMITATIONS
                                                                                                AND/OR EXPENSE
                                       ANNUAL RATE             TOTAL NET ASSETS FOR         REIMBURSEMENT FOR THE
                                    (BASED ON AVERAGE            THE MOST RECENTLY         MOST RECENTLY COMPLETED
        NAME OF FUND                DAILY NET ASSETS)          COMPLETED FISCAL YEAR             FISCAL YEAR
        ------------                -----------------          ---------------------       -----------------------
AIM Global Consumer Products   First $500 million 0.975%;         $   196,920,501        Expense limitation -
and Services Fund              Next $500 million 0.95%;                                  Limit Net Expenses:
                               Next $500 million 0.925%;                                 Class A, 2.00%
                               0.90% of excess over $1.5                                 Class B, 2.50%
                               billion*                                                  Class C, 2.50%

AIM Global Financial           First $500 million 0.975%;         $   208,680,201        Expense limitation -
Services Fund                  Next $500 million 0.95%;                                  Limit Net Expenses:
                               Next $500 million 0.925%;                                 Class A, 2.00%
                               0.90% of excess over $1.5                                 Class B, 2.50%
                               billion                                                   Class C, 2.50%

AIM Global Health Care Fund    First $500 million 0.975%;         $   617,645,105        Expense limitation -
                               Next $500 million 0.95%;                                  Limit Net Expenses:
                               Next $500 million 0.925%;                                 Class A, 2.00%
                               0.90% of excess over $1.5                                 Class B, 2.50%
                               billion                                                   Class C, 2.50%

AIM Global Infrastructure      First $500 million 0.975%;         $    53,535,652        Expense limitation -
Fund                           Next $500 million 0.95%;                                  Limit Net Expenses:
                               Next $500 million 0.925%;                                 Class A, 2.00%
                               0.90% of excess over $1.5                                 Class B, 2.50%
                               billion                                                   Class C, 2.50%

AIM Global                     First $500 million 0.975%;         $ 3,043,176,488        Expense limitation -
Telecommunications and         Next $500 million 0.95%;                                  Limit Net Expenses:
Technology Fund                Next $500 million 0.925%;                                 Class A, 2.00%
                               0.90% of excess over $1.5                                 Class B, 2.50%
                               billion                                                   Class C, 2.50%

AIM Latin American Growth      First $500 million 0.975%;         $    76,133,127        Expense limitation -
Fund                           Next $500 million 0.95%;                                  Limit Net Expenses:
                               Next $500 million 0.925%;                                 Class A, 2.00%
                               0.90% of excess over $1.5                                 Class B, 2.50%
                               billion                                                   Class C, 2.50%

AIM Global Trends Fund         First $500 million 0.975%;         $    44,818,584        Expense limitation -
                               Next $500 million 0.95%;                                  Limit Net Expenses:
                               Next $500 million 0.925%;                                 Class A, 2.00%
                               0.90% of excess over $1.5                                 Class B, 2.50%
                               billion                                                   Class C, 2.50%

--------
*  Reflects management and administration fees for both master and feeder funds.

                                    EXHIBIT F

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

AIM Global Resources Fund may not:

         (a) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

         (b) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

         (c) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

         (d) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

         (e) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

         (f) Purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) on an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

                                    EXHIBIT G

                              EXECUTIVE OFFICERS OF
                              AIM INVESTMENT FUNDS


         The following table provides information with respect to the executive officers of the Trust. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the Trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                          PRINCIPAL OCCUPATION(S)
   WITH THE COMPANY                OFFICER SINCE                   DURING PAST 5 YEARS
------------------------           -------------                -------------------------
Robert H. Graham (54)              August 31, 1998        See director table under Proposal 1.
  Chairman
  President

Gary T. Crum (53)                  May 7, 1998            Director and President, A I M Capital
  Vice President                                          Management, Inc.; Director and
                                                          Executive Vice President, A I M
                                                          Management Group Inc.; Director and
                                                          Senior Vice President, A I M Advisors,
                                                          Inc.; and Director, A I M Distributors,
                                                          Inc. and AMVESCAP PLC.

Carol F. Relihan (46)              May 7,1998             Director, Senior Vice President,
  Vice President                                          General Counsel and Secretary, A I M
  Secretary                                               Advisors, Inc.; Senior Vice President,
                                                          General Counsel and Secretary, A I M
                                                          Management Group Inc.; Director,
                                                          Vice President and General Counsel,
                                                          Fund Management Company; Vice
                                                          President and General Counsel, A I M
                                                          Fund Services, Inc.; and Vice
                                                          President, A I M Capital Management,
                                                          Inc. and A I M Distributors, Inc.

Melville B. Cox (57)               May 7, 1998            Vice President and Chief Compliance
  Vice President                                          Officer, A I M Advisors, Inc., A I M
                                                          Capital Management, Inc., A I M
                                                          Distributors, Inc., A I M Fund
                                                          Services, Inc. and Fund Management
                                                          Company.

Dana R. Sutton (42)                May 7, 1998            Vice President and Fund Controller,
  Vice President                                          A I M Advisors, Inc.; and Assistant
  Treasurer                                               Vice President and Assistant
                                                          Treasurer, Fund Management
                                                          Company.

                                    EXHIBIT H

                      SECURITY OWNERSHIP OF CERTAIN OWNERS
                                 AND MANAGEMENT

                        SECURITY OWNERSHIP OF MANAGEMENT

         To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership of the shares of beneficial interest of the fund by the trustees and executive officers of the Trust. No information is given as to a fund or a class if a trustee or officer held no shares of any or all classes of such fund as of May 30, 2001.


                                               SHARES OWNED
                                             BENEFICIALLY AS OF     PERCENT
NAME OF TRUSTEE/OFFICER     FUND (CLASS)        MAY 30, 2001        OF CLASS
-----------------------     ------------     ------------------     --------



*        Less than 1% of the outstanding shares of the class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

         To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the fund as of May 30, 2001, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.


                                                                                      PERCENT OF CLASS
                 NAME AND ADDRESS   SHARES OWNED   PERCENT OF CLASS   SHARES OWNED          OWNED
FUND (CLASS)     OF RECORD OWNER     OF RECORD     OWNED OF RECORD    BENEFICIALLY*     BENEFICIALLY
------------     ----------------   ------------   ----------------   -------------   ----------------



* The Trust has no knowledge as to whether all or any position of the shares owned of record are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                            AIM GLOBAL RESOURCES FUND
                      (A PORTFOLIO OF AIM INVESTMENT FUNDS)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                    Control number:

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint
                                    owners should sign. When signing as
                                    executor, administrator, attorney,
                                    trustee or guardian or as custodian for
                                    a minor, please give full title as such.
                                    If a corporation, please sign in full
                                    corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                    ____________________________________________
                                                      Signature


                                    ____________________________________________
                                             Signature (if held jointly)


                                    Dated ______________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
                THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE
                 AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.
                 TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]


                                                                                                          WITHHOLD
                                                                                                  FOR     AUTHORITY      FOR ALL
                                                                                                  ALL  FOR ALL NOMINEES   EXCEPT
1.  To elect twelve individuals to the Board of Trustees of AIM Investment Funds,
    each of whom will serve until his or her successor is elected and qualified:

    01  Robert H. Graham  04  Bruce L. Crockett  07  Edward K. Dunn, Jr.  10  Prema Mathai-Davis   [ ]        [ ]           [ ]
    02  Frank S. Bayley   05  Owen Daly II       08  Jack M. Fields       11  Lewis F. Pennock
    03  Ruth H. Quigley   06  Albert R. Dowden   09  Carl Frischling      12  Louis S. Sklar

    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE
    NOMINEE'S NUMBER ON THE LINE PROVIDED.  _________________________________________________


                                                         FOR   AGAINST   ABSTAIN
2.  To approve a new Investment Advisory Agreement       [ ]     [ ]       [ ]
    with A I M Advisors, Inc.

3.  To approve changing the Fund's fundamental
    investment restrictions.
    a)  Modification of Fundamental Restriction on       [ ]     [ ]       [ ]
        Portfolio Diversification.
    b)  Modification of Fundamental Restriction on       [ ]     [ ]       [ ]
        Issuing Senior Securities and Borrowing Money.
    c)  Modification of Fundamental Restriction on       [ ]     [ ]       [ ]
        Underwriting Securities.
    d)  Modification to or Addition of Fundamental       [ ]     [ ]       [ ]
        Restriction on Industry Concentration.
    e)  Modification of Fundamental Restriction on       [ ]     [ ]       [ ]
        Real Estate Investments.
    f)  Modification of Fundamental Restriction on       [ ]     [ ]       [ ]
        Purchasing or Selling Commodities.
    g)  Modification of Fundamental Restriction on       [ ]     [ ]       [ ]
        Making Loans.
    h)  Modification of Fundamental Policy on            [ ]     [ ]       [ ]
        Investment in Investment Companies.

4.  To approve making the investment objective of        [ ]     [ ]       [ ]
    the Fund non-fundamental.

5.  To ratify the selection of PricewaterhouseCoopers    [ ]     [ ]       [ ]
    LLP as independent accountants for the fiscal year ending in 2001.

6.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER
    BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
    OR ANY ADJOURNMENT THEREOF.